Offerings - Offering: 1	May 20, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	355
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 355,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 54.35
Offering Note	Fee Rule 457(r)